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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                 March 25, 2003

                            LINDSAY MANUFACTURING CO.
                            -------------------------

             (Exact name of registrant as specified in its charter)

   Delaware                   0-17116                  47-0554096
--------------              -----------               ------------
  (State of                 (Commission              (IRS Employer
Incorporation)              File Number)         Identification Number)


  2707 North 108th Street, Suite 102
          Omaha, Nebraska                                 68164
  ----------------------------------                     --------
(Address of principal executive offices)                (Zip Code)


                                 (402) 428-2131
                     ---------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 ---------------

          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release, issued March 25, 2003, announcing the Company's results of operations for the quarter and six months ended February 28, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Reference is made to the press release of Registrant, issued on March 25, 2003, which is incorporated herein by reference. A copy of the press release is furnished herewith as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LINDSAY MANUFACTURING CO.


Dated:  March 28, 2003            By /s/ Bruce C. Karsk
                               ----------------------------------------
                               Bruce C. Karsk, Executive Vice President
                                     and Chief Financial Officer


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